UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2022 (June 24, 2022)

Commission File Number of issuing entity: 333-239581

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-239581-01

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-6545

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

13-4994650

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note:

Registrants are filing Amendment No. 1 (the “Amendment No.  1”) to their Current Report on Form 8-K filed with the Securities and Exchange Commission on June 24, 2022 (the “Original Form 8-K”) to amend the document attached to the Original Form 8-K as Exhibit 4.1 in order to correct a typographical error.

The percentage specified to determine the Class B Required Subordinated Amount of Class C Notes set forth in Section 2.02(a)(i)(2) of the Class B(2022-1) Terms Document, dated as of June 24, 2022 (the “Class B(2022-1) Terms Document”), by and between Chase Issuance Trust, as issuing entity, and Wells Fargo Bank, National Association, as indenture trustee and as collateral agent that had been mistakenly inputted as 8.13953% has been corrected and replaced with 7.52688% in the Amendment No. 1 to the Class B(2022-1) Terms Document, dated as of December 12, 2022.1

This Amendment No. 1 does not otherwise modify or update any of the information contained in the Original Form 8-K. Unaffected items have not been repeated in this Amendment No. 1, and no other changes have been made.

Section 8 – Other Events

Item 8.01 Other Events

On December 12, 2022, Chase Issuance Trust, as issuing entity, and Wells Fargo Bank, National Association, as indenture trustee and as collateral agent entered into the Amendment No. 1 to the Class B(2022-1) Terms Document.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

(4.1.1)

Amendment No. 1 to the Class  B(2022-1) Terms Document, dated as of December 12, 2022, by and between Chase Issuance Trust, as issuing entity, and Wells Fargo Bank, National Association, as indenture trustee and as collateral agent.

[1]

The percentage specified to determine the Class B Required Subordinated Amount of Class C Notes is set forth in the Exhibit 10.1 that was filed with the Current Report on Form 8-K on May 12, 2009. Notwithstanding the typographical error in the Class B(2022-1) Terms Document, the Class B Required Subordinated Amount of Class C Notes has been calculated and reported accurately in the Issuing Entity’s Form 10-D distribution reports.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE CARD FUNDING LLC, as Depositor of the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: December 12, 2022